SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING THE SOLICITATION
OTHER MEETING AND VOTING INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1
BIOGRAPHIES OF DIRECTORS AND EXECUTIVE OFFICERS
BIOGRAPHIES OF OTHER KEY PERSONNEL OF THE BANK
EXECUTIVE COMPENSATION
MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES
DIRECTOR COMPENSATION
STOCK INCENTIVE PLANS
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-KSB
PROXY

FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857
______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2002

To the Shareholders of First Community Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of First Community Corporation (the “Company”) will be held at the main office of the Company, located at 809 West Main Street, Rogersville, Tennessee, on Wednesday, April 24, 2002, at 10:00 a.m. (local time) for the following purposes:

(1) To elect eight directors to hold office for a period of one year and until their successors are elected and qualified;

(2) To ratify the appointment of Crowe, Chizek & Company, LLP, successor-by-merger to Heathcott & Mullaly, P.C., as the independent auditors and accountants for the Company; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has determined that the Company’s shareholders of record at the close of business on March 18, 2002, are entitled to notice of, and to vote at, the meeting. The meeting may be adjourned or postponed from time to time without notice, other than the announcement of the adjournment or postponement at the meeting or any adjournments or postponements thereof, and any and all business for which notice is hereby given may be transacted at any such adjourned or postponed meeting.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the meeting. To assure that your shares are represented at the meeting, whether or not you plan to attend, please mark, date, sign, and promptly return the enclosed proxy. If you attend the annual meeting, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

Mark A. Gamble
President

Rogersville, Tennessee
March 27, 2002

FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857
(423) 272-5800

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING THE SOLICITATION

This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of First Community Corporation (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, April 24, 2002, and any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. The time and place of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

A proxy may be revoked by the shareholder at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. This proxy statement and the accompanying form of proxy have been mailed on or about March 27, 2002. The information contained herein is as of the date of the accompanying notice unless otherwise indicated. The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and all expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne directly or indirectly by the Company. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers, and other personnel of the Company and its affiliates, none of whom will receive additional compensation for such services. The Company will also request custodians and nominees to forward soliciting materials to beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such materials.

OTHER MEETING AND VOTING INFORMATION

All proxies evidenced by proxy cards that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accord with the instructions indicated thereon. If no instructions are indicated on the proxy card, all shares represented by that proxy will be voted (i) “FOR” election of the nominees for director named herein; (ii) “FOR” the ratification of the appointment of Crowe, Chizek & Company, LLP, successor-by-merger to Heathcott & Mullaly, P.C., as the independent auditors and accountants for the Company, as discussed herein; and (iii) in the proxy holder’s discretion on any other matter which may properly come before the Annual Meeting.

The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.

As of the record date, the Company has outstanding 1,917,167 shares of its no par value common stock. Holders of common stock are entitled to one vote for each share of common stock held on all matters to properly come before the Annual Meeting. Only shareholders of record at the close of business on March 18, 2002, are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Under the Tennessee Business Corporation Act and the Company’s bylaws, the presence, in person or by proxy, of a majority of the outstanding shares of the Company’s common stock is necessary to establish a quorum of the Company’s shareholders for the purpose of taking action at the Annual Meeting. The directors standing for election must be elected by a plurality of the votes cast at the Annual Meeting. Shares which are present or represented by a proxy at the Annual Meeting will be counted for quorum purposes, regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. For these voting purposes, abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether any other action has been approved. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Any other action to be taken at the Annual Meeting must be approved by a majority of the votes cast. None of the proposals will give any shareholder of the Company the right to dissent from such action, and to thereby obtain payment in cash of the fair value of that shareholder’s shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth as of December 31, 2001, beneficial ownership of the Company’s common stock in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This means that (i) all of the Company’s common stock owned by shareholders known to the Company to own beneficially more than 5% of the shares issued and outstanding as of December 31, 2001, and (ii) the Company’s common stock over which the directors and executive officers directly or indirectly have or share voting or investment power are listed below as beneficially owned. The shares listed below and the percentage of ownership for each person named below have been calculated assuming that all presently exercisable options, and options that will become exercisable within 60 days from the date of this table, that have been issued pursuant to any of the Company’s stock option plans, have been exercised.

			Percent of
	Position and Office	Number of shares	Shares
Name and Address	Held with Company	beneficially owned	Beneficially
of Beneficial Owner	and Bank+	on December 31, 2001	Owned

Leland A. Davis (1) 5416 Orebank Road Kingsport, TN 37661	Director	15,000	*

Mark A. Gamble (2) 1213 Nassau Drive Kingsport, TN 37660	Director and President (and Chief Executive Officer of the Bank)	12,000	*

Kenneth E. Jenkins (3) 8501 Stagecoach Road Bulls Gap, TN 37711	Director	133,150	6.9%

Dr. David R. Johnson (4) 2608 Suffolk Street Kingsport, TN 37660	Director	37,007	1.9%

William J. Krickbaum (5) 704 W. Hills Drive Rogersville, TN 37857	Director and Chairman of the Board	145,250	7.6%

Sidney K. Lawson (6) P.O. Box 700 Rogersville, TN 37857	Director	91,373	4.8%

A. Max Richardson 375 Westfield Place Kingsport, TN 37664	Director	3,263	*

Tommy W. Young (7) P.O. Box 652 Rogersville, TN 37857	Director and Secretary of the Board	39,448	2.1%

All Directors and Executive Officers as a group (eight persons) (8)	—	476,491	24.9%

+	the Company’s wholly-owned bank subsidiary, First Community Bank of East Tennessee
*	denotes less than 1%

(1)  Includes 3,000 shares that Mr. Davis currently has a right to acquire in connection with stock options granted by the Company.
(2)  Includes 12,000 shares, as to which Mr. Gamble disclaims beneficial ownership, held by his wife.
(3)  Includes 16,500 shares, as to which Mr. Jenkins disclaims beneficial ownership, held by his wife, and 4,671 shares that Mr. Jenkins currently has a right to acquire in connection with stock options granted by the Company.
(4)  Includes 5,025 shares owned by Dr. Johnson’s wife and 40 shares owned by his son, as to all of which he disclaims beneficial ownership, and 15,000 shares that Dr. Johnson currently has a right to acquire in connection with stock options granted by the Company.
(5)  Includes 54,300 shares owned by Mr. Krickbaum’s two children and 8,142 shares owned by his wife, as to all of which he disclaims beneficial ownership; 19,600 shares owned by Lyons Construction Company, all of the capital stock of which is owned by Mr. Krickbaum; and 3,525 shares that Mr. Krickbaum currently has a right to acquire in connection with stock options granted by the Company.
(6)  Includes 20,036 shares, as to which Mr. Lawson disclaims beneficial ownership, held by his wife, and 4,500 shares that Mr. Lawson currently has a right to acquire in connection with stock options granted by the Company.
(7)  Includes 7,500 shares that Mr. Young currently has a right to acquire in connection with stock options granted by the Company.
(8)  Includes 38,196 shares that all directors and executive officers as a group currently have a right to acquire in connection with stock options granted by the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The bylaws of the Company provide that the Company’s Board of Directors shall consist of not less than three (3) nor more than fifteen (15) persons. The current Board of Directors consists of eight (8) members, and those same eight (8) persons have been nominated for election as directors of the Company. All nominees have consented to be named in this proxy statement and have agreed to serve if elected. All of the nominees are presently directors of the Company and were elected at the Company’s 2001 Annual Meeting, except for A. Max Richardson, who was elected in June 2001. With the exception of Mark A. Gamble, who was elected in January 1999, and A. Max Richardson, all of the nominees have served as directors of the Company since the formation of the Company’s predecessor in 1993. All of the members of the Company’s Board of Directors comprise the Board of Directors of the Company’s wholly-owned bank subsidiary, First Community Bank of East Tennessee (the “Bank”).

BIOGRAPHIES OF DIRECTORS AND EXECUTIVE OFFICERS

Leland A. Davis, Director. Mr. Davis owned Lee Davis Oil Company, an oil jobber, from 1954 to 1976, when the business was sold. Since that time, he has been an active commercial real estate developer in Kingsport, Tennessee. Age 79.

Mark A. Gamble, Director and President (and Chief Executive Officer of the Bank). Mr. Gamble has served as an officer of the Company (or of its predecessor) since its inception. He was appointed President of the Company in January 2000 and Chief Executive Officer of the Bank in April 2000. Prior to joining the Company, Mr. Gamble was an officer of First American National Bank and was also employed by the Federal Deposit Insurance Corporation. He is a graduate of East Tennessee State University. Age 47.

Kenneth E. Jenkins, Director. Mr. Jenkins has been the Chief Executive Officer of Morristown Drivers Service, a trucking company, since 1993, and was the founder of Minco, Inc., a producer of industrial ceramic materials. Mr. Jenkins is an active investor in Morristown and Greeneville, Tennessee, and is also involved in farming. Age 76.

William J. Krickbaum, Director and Chairman of the Board. Mr. Krickbaum is President of Lyons Construction Company, Inc., a heavy construction and bridge building company, and has served in that office since 1973, and he has been President of Tri-Cities Concrete Co., a supplier of transit mixed concrete, since 1988. He is also a partner in certain local joint ventures, including real estate developments and a bottled spring water company. Age 60.

Dr. David R. Johnson, Director. Dr. Johnson has practiced small animal medicine and surgery in Kingsport since 1979, and is the owner of Kingsport Veterinary Hospital. He is a graduate of the University of Tennessee and Auburn School of Veterinary Medicine. Age 51.

Sidney K. Lawson, Director. Mr. Lawson is the President and Chief Executive Officer of Lawson Construction Company, Inc., a commercial contracting firm in Rogersville, and has served in that office since 1969. He is also actively engaged in farming. Age 58.

A. Max Richardson, Director. Mr. Richardson is a real estate developer, selling and auctioning farmland and estates. He owns Richardson & Richardson Realty and Auction Company, Inc., and became President in 1994. He is a graduate of the University of Tennessee. Age 48.

Tommy W. Young, Director. Mr. Young has been General Manager of the Hawkins County Gas Utility District, a distributor of natural and propane gas, since 1977. He is also Vice Chairman of the Hawkins County Industrial Commission. Age 66.

BIOGRAPHIES OF OTHER KEY PERSONNEL
OF THE BANK

Elizabeth O. Lollar, Executive Vice President and Chief Financial Officer. Ms. Lollar was named Chief Financial Officer in April 2000 and Executive Vice President in March 2001. She holds a B.S. in accounting from the University of Tennessee. Ms. Lollar is a certified public accountant with over 20 years of audit and accounting experience and is a graduate of the Florida School of Banking. Age 47.

James A. (Tony) Wilder, Senior Vice President and Senior Loan Officer. Mr. Wilder joined the Bank in December 2001. He holds a B.B.A. in finance from Eastern Kentucky University and is a graduate of the Graduate School of Banking at Louisiana State University and the Southeast School of Commercial Lending at Vanderbilt University. Mr. Wilder has over 22 years of banking experience. Prior to joining the Bank, he was a Commercial Lender and City Executive with Fifth Third Bank in Madisonville, Kentucky. Age 44.

Jerry C. Greene, Senior Vice President. Mr. Greene joined the Bank in March 2002. He holds a Bachelors degree in Economics from the University of Tennessee, is a graduate of the American Bankers Association National Commercial Lending Graduate School at the University of Oklahoma, and earned the Certified Cash Manager (CCM) designation from the Association of Financial Professionals. He has over 15 years of banking experience. Mr. Greene most recently served as Senior Vice President and Manager of AmSouth Bank’s Commercial Middle Market Group for the Northeast Tennessee market. Age 37.

Kaye M. Stewart, Senior Vice President and Loan Officer. Ms. Stewart was appointed Senior Vice President in March 2001. A 39-year banking veteran, she worked at Citizens Union Bank for 23 years in branch management and consumer loans. Ms. Stewart is a graduate of the Tennessee Bankers Association Consumer Lending School. Age 56.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid or accrued during the three years ended December 31, 2001, to the Bank’s current Chief Executive Officer and the Chief Financial Officer. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payouts during 1999, 2000, or 2001. There were no grants of options to purchase shares of the Company’s common stock made in 1999, 2000, or 2001, except for (i) options granted to a current non-executive Bank employee in 1999 to purchase 6,000 shares; (ii) options under the “1994 Stock Option Plan” granted to Elizabeth Lollar that have been rescinded by agreement and to another former employee that have expired; and (iii) options that now have either expired or been rescinded (by agreement with the option holders), which were originally granted under a stock option plan that has been terminated.

	Annual Compensation

				All Other
	Fiscal	Salary	Bonus	Compensation (1)
Name and Current Position	Year	($)	($)	($)

Mark A. Gamble	2001	135,000	45,900	12,950
Director and President of the Company;	2000	117,500	28,788	8,800
Director, President, and Chief Executive Officer of the Bank	1999	86,100	17,220	9,250

Elizabeth O. Lollar	2001	75,917	18,220	—
Executive Vice President and	2000	52,500	7,733	—
Chief Financial Officer of the Bank	1999	8,333	1,667	—

(1)	indicates Director’s fees

MEETINGS OF THE BOARD OF DIRECTORS
AND STANDING COMMITTEES

During 2001, the Board of Directors of the Company met 13 times. Each director, during his past annual term, attended at least 75% of the meetings of the Board of Directors and at least 75% of the total number of meetings of all of the committees on which he served.

There are no standing committees of the Board of Directors of the Company, but the Bank has established standing Executive, Audit, Compensation, Loan, Investment, and Risk Management Committees. The Audit and Compensation Committees undertake certain corresponding responsibilities on behalf of the Boards of both the Company and the Bank and report to the Boards of both the Company and the Bank. Neither the Company nor the Bank has a standing nominating committee.

Executive Committee. The Executive Committee, which is comprised of Messrs. Gamble, Krickbaum, Jenkins and Young and is chaired by Mr. Krickbaum, generally may exercise the authority of the Board of Directors, to the extent permitted by law, in the management of the Bank between meetings of the Board of Directors. During 2001, the Executive Committee met one time.

Audit Committee. The Audit Committee, which is comprised of Messrs. Johnson, Krickbaum, Young, and Gamble and is chaired by Mr. Krickbaum, is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, and generally establishing and monitoring the Company’s and Bank’s financial policies, control procedures, and integrity of financial reporting. The Committee is comprised of directors who are independent of the management of the Company and the Bank (except for Mr. Gamble who serves ex-officio) and who are able to exercise independent judgment as a committee member. During 2001, the Audit Committee met four times. See also “AUDIT COMMITTEE REPORT.”

Compensation Committee. The Compensation Committee, which is comprised of Messrs. Gamble, Krickbaum, Davis and Young and is chaired by Mr. Krickbaum, is responsible for recommending to the Boards of the Company and the Bank the officers’ salaries, bonuses and other compensation, and for administering the Company’s stock option plans. During 2001, the Compensation Committee met one time.

Loan Committee. The Loan Committee, comprised of Messrs. Jenkins, Young, Lawson and Gamble and chaired by Mr. Jenkins, exercises loan approval authority for the Bank within limits established by the Bank’s Board of Directors. During 2001, the Loan Committee met eight times.

Investment Management Committee. The Investment Committee, comprised of Messrs. Lawson, Davis, Krickbaum, and Gamble and chaired by Mr. Lawson, is responsible for the oversight of the investment portfolio and funding activities of the Bank. During 2001, the Investment Management Committee met four times.

Risk Management Committee. The Risk Management Committee assesses internal and external factors that may pose a risk to the Bank’s operations, profitability, or shareholder value, and works with Bank officials to monitor and control identified risks. The committee is comprised of Messrs. Young, Gamble, and Richardson, together with Fred Grillot, who is the Bank’s compliance officer. Mr. Grillot chairs the committee. During 2001, the Risk Management Committee met four times.

DIRECTOR COMPENSATION

Members of the Board of Directors receive a fee of $750 for each Company board meeting attended, $750 for each Bank board meeting attended, and $350 for each special board meeting attended. Members are reimbursed for certain out-of-pocket expenses incurred in their service as directors. In addition, board members who are not officers or employees of the Company or Bank receive a fee of $150 for each committee meeting attended, and inside directors receive a fee of $150 for each committee meeting attended after normal business hours. The outside directors of the Company in the past have also received options under the First Community Corporation Outside Directors Stock Option Plan. See “Stock Incentive Plans.” The Company has an Unfunded Deferred Compensation Plan which generally provides directors with the opportunity to defer all or a portion of their regular director fees. Pursuant to the terms of the Unfunded Deferred Compensation Plan, a director may elect to invest any amounts deferred in life insurance, in which case the Bank and the director enter into a split-dollar life insurance agreement.

STOCK INCENTIVE PLANS

The Company’s Board of Directors and its shareholders have adopted and approved the “1994 Stock Option Plan” and the “Outside Directors Stock Option Plan.” The Plans are intended to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract and retain the Company’s management team by providing competitive financial incentives.

1994 Stock Option Plan. The persons to whom options may be granted under the 1994 Stock Option Plan (the “Employee Plan”) will be determined from time to time by the Compensation Committee reporting to the Company (the “Committee”). Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options.

The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company’s employees, the benefits of incentive stock options are outweighed by the disadvantages of certain restrictions imposed by the Internal Revenue Code. With the incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment). If the Company grants non-statutory stock options under the Employee Plan, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee. The Employee Plan is administered by the Committee. No person, while a member of the Committee, is eligible to be granted an option under the Employee Plan. Members of the Committee are appointed, and vacancies thereon filled, by the Board of Directors of the Company. In addition, the Board has the power to remove members of the Committee.

An aggregate of 225,000 shares of the Company’s common stock, no par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. As of December 31, 2001, options covering a total of 183,000 shares had been granted under the Employee Plan, and 177,000 of those had been exercised, expired or rescinded. There are no limitations on the number of shares of common stock which may be optioned to any one person, except that the aggregate fair market value (determined as of the time the option is granted) of Company common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

Outside Directors Stock Option Plan. The Outside Directors Stock Option Plan (the “Directors Plan”) provides that each person who was a non-employee director of the Company in April 1994, received an option to purchase 7,500 shares of the Company’s common stock, no par value. This option was exercisable immediately. In addition, on the first business day following the annual meeting of shareholders of each of the years 1994 through and including 1998, each outside director immediately following such annual meeting was granted an option to purchase 1,500 shares of stock. The options issued in 1994 through 1998 vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders. The exercise price of all options equals the fair market value of the Company’s common stock on the day of the annual meeting of the shareholders.

An aggregate of 150,000 shares are reserved for grants of options pursuant to the Directors Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors. If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person’s executors, administrators, heirs, personal representative, conservator or distributees may, at any time within one year after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

The options under the Directors Plan are non-statutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s and Bank’s financial reports and financial reporting processes and systems of internal controls. The Bank’s Audit Committee has not adopted an Audit Committee Charter. In fulfilling its oversight responsibilities, the Audit Committee (i) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001, with management and with Heathcott & Mullaly, P.C., the Company’s independent auditors; (ii) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and (iii) received and discussed with the auditors the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 and discussed with Heathcott & Mullaly, P.C. their independence from the Company and the Bank.

Based on the foregoing reviews and meetings, and relying on those reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

In addition, the Audit Committee recommended the appointment of Crowe, Chizek & Company, LLP, successor-by-merger to Heathcott & Mullaly, P.C., as the independent auditors for the Company for fiscal year 2002.

THE FOREGOING REPORT IS SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE:
William J. Krickbaum, Chairman
David R. Johnson
Tommy W. Young
Mark A. Gamble, ex-officio

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s directors and officers, as well as business organizations and individuals associated with them, are customers of the Bank. All loan transactions to such individuals and entities are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and do not involve more than the normal risk of collectibility or present other unfavorable features.

There are no aggregate extensions of credit outstanding to any one director or officer and his affiliates exceeding 13% of the equity capital of the Bank. As of December 31, 2001, the aggregate principal amount of loans to directors and executive officers was $2,421,979, or approximately 27% of shareholders’ equity.

PROPOSAL NO. 2
RATIFY THE APPOINTMENT OF CROWE, CHIZEK & COMPANY, LLP,
SUCCESSOR-BY-MERGER TO HEATHCOTT & MULLALY, P.C.,
AS THE INDEPENDENT AUDITORS AND ACCOUNTANTS
FOR THE COMPANY

The Board of Directors has appointed Crowe, Chizek & Company, LLP, successor-by-merger to Heathcott & Mullaly, P.C., as the Company’s independent auditors and certified public accountants for the fiscal year ending December 31, 2002, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

INDEPENDENT PUBLIC ACCOUNTANTS

Heathcott & Mullaly, P.C. were the principal accountants for the Company and its subsidiaries, and reported on the Company’s consolidated financial statements, for the fiscal year ended December 31, 2001. The firm, which is a member of the SEC practice section of the American Institute of Certified Public Accountants Division for CPA firms, has been the Company’s independent auditors since 1993. Heathcott & Mullaly, P.C. has advised the Company that it will be merging with and into the Indianapolis-based national accounting firm, Crowe, Chizek and Company LLP, with an expected effective date of April 1, 2002. A representative from the firm is not expected to attend the Annual Meeting.

Fees Paid to the Company’s Independent Auditors

Audit Fees. The aggregate amount of fees billed for professional services rendered by Heathcott & Mullaly, P.C. for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in the Company’s Forms 10-QSB for fiscal year 2001 were $30,330.

All Other Fees. The aggregate amount of fees billed for services rendered by Heathcott & Mullaly, P.C., other than fees for the audit and financial statement review, for fiscal year 2001 were $11,800.

Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services associated with the design and implementation of the Company’s financial information systems in fiscal year 2001.

The Audit Committee reporting to the Boards of the Company and the Bank has considered whether the non-audit services rendered by Heathcott & Mullaly, P.C. with respect to the foregoing fees are compatible with maintaining that firm’s independence.

SHAREHOLDER PROPOSALS

In order for the annual proposals by shareholders to be included in the 2002 proxy materials and to be considered for the 2002 Annual Meeting, all such proposals intended for presentation at the 2002 Annual Meeting must be mailed to Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857, and must be received no later than November 26, 2002.

ANNUAL REPORT ON FORM 10-KSB

To obtain a copy of the Company’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (available without charge to shareholders), please write or telephone Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857 (Telephone: 423/272-5800).

FIRST COMMUNITY CORPORATION
PROXY

ANNUAL MEETING OF SHAREHOLDERS
April 24, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(Please sign and return in the enclosed envelope.)

The undersigned shareholder(s) of First Community Corporation (the “Corporation”) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated March 27, 2002, and hereby appoint(s) Mark A. Gamble Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Corporation to be held on April 24, 2002, at 10:00 a.m., local time, at the main office of First Community Bank at 809 West Main Street, Rogersville, Tennessee, and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Election of Directors.

[ ] FOR all nominees named (except as crossed through) [ ] ABSTAIN

Leland A. Davis	William J. Krickbaum
Mark A. Gamble	Sidney K. Lawson
Kenneth E. Jenkins	A. Max Richardson
Dr. David R. Johnson	Tommy W. Young

2.	Ratification of selection of Crowe, Chizek & Company, LLP, successor-by-merger to Heathcott & Mullaly, P.C. as the independent accountants and auditors for the company.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	With discretionary authority on any other matter which properly comes before the meeting.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY.
This Proxy, when signed exactly as name appears on stock certificates, will be voted according to undersigned shareholder(s)’ instructions. If no instructions are given, it will be voted “FOR” each of the proposals. If shares are registered in names of 2 persons, both persons should sign.

Date	Signature

Date	Signature